China Recycling Energy Corp.

Investor Presentation

October 2009

Safe Harbor Statement

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management’s plans, goals and objectives for future operations and growth.  In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,”
“seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other comparable terminology.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

Company Overview

China Recycling Energy Group (“CREG” or the “Company”) Builds,
Operates, and Transfers (“BOT”) energy recovery systems for large, energy intensive industrial plants such as steel, cement, and coke plants in China

Currently 4 facilities in operation ( 28MW);
3 facilities under construction (45MW);
successfully transferred 2 projects
(50MW)

Ticker:                      CREG. OTCBB
Price:                        $1.73 (09/30/2009)
Shares out:               38.8M
Market Cap:              $ 67.1M

Blast Furnace Top Gas Recovery Turbine Unit (“TRT”)

Agenda

Introduction to CREG

4

Market Overview

8

Company Overview

19

Financial Snapshot

36

Investment Strategy Overview

39

Investment Highlights

Secure recurring revenues: operational periods last 5-20 years

Electricity sales secured by long-term electricity production agreements with customer(s) with minimum operational hours per year guarantees

Internal systematic approval process, including detailed due diligence, minimizes operational and collection risk

For private businesses, CREG requires mortgage collaterals, personal and third party guarantees and or 3 months of upfront payments

Emerging sector in China with strong government support:

Tax incentives: 15% preferential corporate income tax vs. 25% normal rate

Regulation: government is requiring all existing and new blast furnaces to install TRT systems and 40% of cement factories must install CHPG systems

Rapid payback: Payback achieved in 3-4 years

Weighted average unleveraged IRR of 31% on current and projects under construction

Investment Highlights (cont’d)

Undervalued: we anticipate to be listed on exchange and believe it will have greater visibility and increase our stock price.

Carlyle backing: Carlyle Asia Growth has invested $18m in equity and convertible notes and owns 32% of the fully-diluted float.

Strong management team: Strong team of management made up of engineers and finance professionals

Proven track record of current and completed projects:

4 ongoing projects (28MW); concluded and successfully transferred 2 projects
(50MW)

Commercially-proven technology and project management expertise in recycled energy system across various industries

Investment Highlights (cont’d)

High financial visibility due to strong pipeline:

3 facilities under construction (45MW)

Signed MOUs with additional 7 facilities (121MW)

Unique business model key to market success:

Only listed waste-energy recovery BOT pure-play; allows customers to invest and focus on core businesses

No direct competition from financial competitors b/c they lack of technical skills ,nor from engineering design institutes and EPC providers b/c they lack of financial means to provide BOT services

Offers affordable and flexible financial solutions to reducing energy costs and emissions while extending the life of the primary manufacturing equipment

Agenda

Introduction to CREG

4

Market Overview

8

Company Overview

19

Financial Snapshot

36

Investment Strategy Overview

39

Products/Services

All of CREG’s power systems recover byproducts, such as heat, pressure, steam, residuals, etc., generated during industrial production processes which were previously wasted.  The input materials have virtually no cost.

CREG’s recycling energy model:

CREG’s model creates a win-win situation for both itself and the clients.

CREG provides the initial capex investment for the customer in exchange for long-
term production agreement with attractive returns on investment.

The customers can focus their capital resources on their core businesses while improve their  energy efficiency and reduce emission in compliance with government’s environmental regulations.

Pressure and heat
released in
production

Products/Services

CREG recovers energy in the forms of 1) Pressure, 2) Heat, and 3) Gas and convert it into electricity. The energy recovery systems can generally be classified into 4 categories:

Steel plants, coking
factories

(Inv. >$25 M per unit)

Combined Cycle P ower Plant, a system that generates
electricity by burning the previously released gas generated during the iron-making process from blast furnaces. This can be achieved using either the boiler or CCPP turbine method.

              CCPP

Oil refinery plants and
coal  mining

(Inv. >$10 M. per unit)

Waste Gas P ower Generation, a system that utilizes flammable waste gas  from coal mining, petroleum exploitation and refinery processing as a fuel source to generate electricity.

WGPG

Cement plants

(Inv. required > $7M. per
unit)

Cement Heat P ower Generation, a system that collects the
waste heat from the entrance and exit ends of the cement rotary kilns to generate electricity.

              CHPG

Steel plants

(Inv. Requirement $3.5
M per unit)

Blast Furnace T op Gas Recovery Turbine Unit, a system that
utilizes high pressured gas emitted from the steel blast furnace top to drive turbine units and generate electricity.

TRT

Application

Description

System

Alternative Energy Generation

0.017-0.023

1,140-1,430

0.1

Others

0.2857-0.4286

2,000-2,570

0.08

Solar Power

0.0229

1,450-1,670

0.7

Nuclear Power

0.0057-0.0129

860-1,430

26.8

Hydroelectricity

0.0214-0.0271

640-1,140

72.22

Thermal Power

0.0043-0.01

600-1,070

0.08

Waste Heat & Pressure

$/kw

$/kw

Power Generation Cost

Capital Investment

% of total Market

Power Type

Electricity generated from CREG’s power systems has likely the lowest cost in the world as it requires no fuel input.

Source: Industrial Association’s Reports and CREG’s Estimates

Market Outlook - TRT

Market dynamics: China produces more than 1/3 of the world’s steel. The steel industry has been growing at 20% per year for the past 5 years and is expected to continue its growth in line with the Chinese economy driven by continued strong government infrastructure spending

38kWh can be recovered from each ton of steel produced

Source: Steel Association Report 2008

Regulatory support: The
government is requiring all
existing and new blast furnaces
to install TRT systems; currently
only ~50% are in compliance

Potential market size: over 200
TRT projects in China over the
next 5 years. Equivalent to
Electricity Revenue: $686m
annually

Market Outlook-CHPG

Market dynamics: China produces more than 45% of the world’s cement.
With large scale plants (eligible for CHPG installation) producing more than
1.35bn ton per year

$568bn stimulus package to build roads and ports for the next 2 years will continue to drive cement production

35kWh can be recovered from each ton of cement produced; potential market size: over 480 CHPG projects in China over the next 5 years

Regulatory support: The government
requires that by 2010 40% of new dry-
type cement production plants must
install CHPG systems. Currently less
than 10% have installed such systems

Source: Cement Association Report 2008

Market Outlook - WGPG

WGPG - Coke:

The WGPG recycled electricity market is estimated to be about 22.5 billion KWh (or about
US$1.5 billion in revenue size). *

With China’s annual coke output reaching 281 million tons and the industry growing at 20%
per year, the growth potential is significant.*  Each ton of coal gauge can help generate
80KWh of electricity through its process, more efficient than steel or cement.*

There are many other applications of recycling waste heat, pressure and gas in steel factories, cement plants, glass factories, non-ferrous metal refining factories as well as from recycled natural gas or biomass.  CREG has the expertise and operation experience to penetrate into many other sectors when sufficient capital is available.

Potential market size:*

300 Blast Furnace Waste Gas projects

500 Blast Furnace Waste Heat projects

100 Glass Furnace Waste Heat projects

300 Non-ferrous Metal projects

300 Waste Gas Power Generation projects

*Source: Coal Association Report 2007 and CREG’s Estimates

Agenda

Introduction to CREG

4

Market Overview

8

Company Overview

15

Financial Snapshot

36

Investment Strategy Overview

39

Proven Model and Added Value

Benefits to CREG’s customer

Focus on core business

No capex needed to comply with government environmental
regulations

5-20% cheaper electricity rates and lower operating cost

Enjoy partial benefit of CDM credits

Extend life of primary manufacturing equipment

National Grid

Power Rate

CREG Operated
Rate

Invest and Build
Power Plant at
Factory

Construction 3 -12
months

Operate Facility:

Customer off-takes
all the electricity for
5-20 years at below
market prices

Transfer: Give/Sell
Power Plant to the
Factory at the End
of the Contract
Term

RMB

0.45-0.50

Kw/h

RMB

0.35-0.40

Kw/h

Business Models

All of CREG’s power systems recover byproducts generated during industrial production processes that were previously wasted

BOT model:  CREG finances and constructs the project, operates the project for 5-15 years, and then transfers the project to the owner

Lease model:  CREG finances and constructs the project, leases to the owner, and then sells/gives the project to the owner when the lease expires

Investment model:  Both CREG and the customer finance and construct the project and share in the profits over 5-20 years or with no time limits

CREG’s model creates a win-win situation for both the company and its clients

CREG provides the capex investment in exchange for attractive returns on investment

The customers can focus their capital resources on their core businesses and comply with government regulations with no capex

Business Outlook

CREG’s projects are as follows:

2 TRT projects and 2 CHPG projects are in operation

3 projects are under construction, including 2 Heat Recovery/WGPG projects and 1 WGPG/CCPP project

MOUs for 7 other TRT, CHPG and WGPG projects

CREG is engaged in significant contracts with some industrial giants in
China, such as:

Sino-Steel Group, Binhai Branch, China’s largest nickel steel plant

Erdos Metallurgy Co., the world’s largest ferrosilicon alloy plant

Shengwei Cement Group, major cement producer

Strong pipeline of signed projects in place for the next 3 years with industry giants

Projects in Operation

Unleveraged IRR

50%

Year payback

3

12

12

12

12

12

12

12

12

12

12

12

12

12

(25)

Revenue - operating costs

Zhangzhi Iron & Steel TRT Project

Unleveraged IRR

24%

Year payback

3

10

10

10

10

10

(28)

Revenue - operating costs

Xingtai Iron & Steel TRT Project

Unleveraged IRR

33%

Year payback

3

19

19

19

19

19

(43)

Revenue - operating costs

Shengwei Tongchuan CHPG Project

Unleveraged IRR

38%

Year payback

3

24

24

24

24

24

(50)

Revenue - operating costs

Shengwei Jinyang CHPG Project

14

13

12

11

10

9

8

7

6

5

4

3

2

1

(RMBm)

Year

Projects Under Construction

Year

(RMBm)

1

2

3

4

5

6

7

8

9

10

11

12

13

14

15

16

Shanxi Ferroalloy Coke WGPG/CCPP Project

Revenue - operating costs

(107)

30

30

30

30

30

30

30

30

30

30

4

Year payback

25%

Unleveraged IRR

Sinosteel Binghai I WGPG Project

Revenue - operating costs

(55)

21

21

21

21

21

21

21

21

21

3

Year payback

35%

Unleveraged IRR

Erdos Phase I Project

Revenue - operating costs

(78)

24

24

24

24

18

18

18

18

18

18

18

18

18

18

18

4

Year payback

27%

Unleveraged IRR

Emission Reductions

Tons of
Coal

Tons of CO2

(tons annually)

Type

MW

saved

reduced emissions

Current Projects

Shengwei Jinyang

CHPG

9.0

66,555

166,388

Shengwei Tongchuan

CHPG

7.2

55,463

138,658

Xingtai Iron & Steel

TRT

5.0

39,440

98,600

Zhangzhi Iron & Steel

TRT

6.3

51,558

128,895

Total

27.5

213,016

532,540

Projects Under Construction

Shanxi Ferroalloy Coke

WGPG/CCPP

20.0

295,800

739,500

Sinosteel Binghai Phase I

WGPG

7.0

42,595

106,488

Erdos Phase I

WGPG

18.0

63,597

158,993

Total

45

401,992

1,004,980

Assuming 1 ton of coal = 2.5 tons CO2

Competition

CREG faces no significant competition b/c financial competitors are lack of technical skills, while engineering design institutes and EPC providers are lack of financial means to provide BOT services

CREG combines functionalities of Bank, Design Institute, EPC / Turnkey Provider and
Project Operator. While there is significant competition in each of these fields, there is no direct competitor who provides all these services in one package

Future competition could arise if EPC or equipment providers acquires financial platform to become BOT provider but CREG has significant head start in China with lock on largest clients and projects with best returns

Main competitors are government owned research institutes and their wholly owned construction companies but they lack the financial resources to fund projects

For TRT projects, CREG is competitive with clients’ in-house investment options. Most
TRT projects are done in-house due to high investment returns

Technology Entry Barriers

TRT

Limited competition in outsourced TRT
market; most systems are done in-house

Steelmakers only trust experienced operators

CHPG and WGPG

CHPG technology is relatively new in China
and there are only a limited number of sizable
factories doing it themselves

Most of these WGPG systems are very small
in scale

CCPP

Low competition because of high technology
requirement

23

Technology

Entry Barriers

Experience

Track record

Capital

Customer
Relationship

Technology

30 engineers, 80% of whom have over 15 years of experience

Self-owned Xing Iron & Steel design institute is capable of consulting, engineering and supervision on TRT/waste heat/waste gas power generation projects

The Company has 2 self-owned patents, 6 authorized-to-use patents

Will apply for 10 patents in 2009, derived from Erdos WGPG project

CREG is cooperating with design institutes and companies in the steel, construction material, metallurgy, chemical and petrochemical sectors to achiever better integration of power generation devices with the main projects

Experienced Management
with Proven Track Record

Mr. Ku Guohua – Founder, CEO, Chairman

More than 20 years of experience in TRT technology, design, R&D and project management

Involved in the 1st set of TRT installation and operation in China

Mr. Peng Xinyu – CFO

Former CFO and Director of MOD3 Cabinets & Home LLC and CFO of Creative Hospitality
Concepts LLC.

Former Manager of Assets Management Dept., Bank of China Grand Cayman Branch

V.P., Tavistock Group (US) Asia, engaged in investment and financing in the Greater China areas

Mr. Wu Zhigang – Vice President, Finance

Responsible for the securities and financing activities of the Company

Over 10 years experience in Guotai-Junan Securities and Zhongzheng Investment

Core Competence

Strong industry connections in various industrial sectors

Proven records of technical design and engineering expertise in recycled energy system across various industries

More flexible and nimbler than state owned competitors in project assessment and negotiation

Close relationships with up-stream equipment suppliers

Strong installation, integration and implementation capabilities

Self-owned R&D center and partnership with other designing
institutions/universities

Diversified business models with financial options to customers

Agenda

Introduction to CREG

4

Market Overview

8

Company Overview

19

Financial Snapshot

27

Investment Strategy Overview

29

Financials & Projections

CREG’s recurring net income continues to grow as it builds out more and more energy efficiency systems that provide long-term contracts

28

25.2%

25.6%

20.3%

25.4%

  Margin %

9.2

8.2

3.9

2.4

Net Income excl. non cash items

23.3%

22.9%

nm

20.2%

  Margin %

8.5

6.8

(2.2)

1.9

Net Income excl. FX impact

89%

128.4%

  Growth over prior year %

38.9%

37.1%

39.0%

35.3%

  Margin %

14.2

11.9

7.5

3.3

Total operating income

6.7

3.5

2.3

1.0

Interest income from Sale-type Lease

7.5

8.4

5.2

2.3

Gross profit

36.5

32.1

19.2

9.3

Total revenue

Dec-31-2009E

Jun-30-
2009A

Dec-31-
2008A

Dec-31-2007A

For the 12 month period ending

LTM

Key financials ($m)

Agenda

Introduction to CREG

4

Market Overview

8

Company Overview

19

Financial Snapshot

29

Investment Strategy Overview

29

Comparable Companies Analysis

9.9x

2.0x

$6.8

$32.1

$64

$67

OTCBB: CREG

China Recycling Energy Corp.

33.2x

3.8x

Median

31.2x

4.5x

Average

1 2008 revenue, EBITDA, and net income

34.0x

1.6x

$1.1

$23.2

$37

$38

OTCBB:CGYV

China Energy Recovery, Inc.1

13.5x

1.0x

$27.2

$255.5

$258

$368

NasdaqGS:APWR

A-Power Energy Generation
Systems, Ltd.

44.8x

9.3x

$8.8

$42.7

$397

$393

NasdaqGM:HEAT

SmartHeat Inc.

32.4x

6.0x

$58.2

$395.3

$2,383

$1,885

NYSE:ORA

Ormat Technologies, Inc.

P/E

TEV /
Revenue

LTM Net
Income

LTM
Revenue

TEV

Market
Cap

Ticker

Company

$MM (Except Per Share and Volume Data)

Strategic Plan

Short to mid-term goals:

Begin visibility effort in North America and Europe immediately

Upgrade to major exchange soon

Undertake large-scale total solutions projects that combines pressure, heat and gas recovery projects in one site

Strong brand campaign and more market share

Business development in new application areas of recycling energy

Longer term plan:

Expand operations globally

Strategic expansion into other new green energy product categories

Maximize the interests of shareholders

Thank You!

               IR Contact:

                                      In China

                                              China Recycling Energy Corp.

                                              Mr. Leo Wu

                                              Phone: +86-29-8765-1096

                                              Email: tch@creg-cn.com

                                      In USA

                                              American Capital Ventures, Inc

                                              Mr. Howard Gostfrand

                                              Phone: 305-918-7000

                                              Email: hg@amcapventure.com

32